Exhibit 10.1

EXECUTION COPY

$75,000,000

Power-One, Inc.

Senior Secured Convertible Notes due 2013

PURCHASE AGREEMENT

June 12, 2008

LEHMAN BROTHERS INC.,

As Representative of the several

Initial Purchasers named in Schedule I attached hereto,

c/o Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Power-One, Inc., a Delaware corporation (the “Company”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to you, as the initial purchasers (the “Initial Purchasers”), $75,000,000 in aggregate principal amount of its Senior Secured Convertible Notes due 2013 (the “Firm Securities”).  The Firm Securities will (i) have terms and provisions that are summarized in the Pricing Disclosure Package (as defined below) and Offering Memorandum (as defined below) and (ii) are to be issued pursuant to an Indenture (the “Indenture”) to be entered into between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).  The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $5,000,000 principal amount of Senior Secured Convertible Notes due 2013 (the “Option Securities”) if and to the extent that you, as Representative of the Initial Purchasers, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such Senior Secured Convertible Notes due 2013 granted to the Initial Purchasers in Section 3(a) hereof.  The Firm Securities and the Option Securities are hereinafter collectively referred to as the “Securities”.  The Securities will be convertible into shares of common stock, par value $0.001 per share (“Common Stock”) of the Company (the shares of Common Stock into which the Securities are convertible, the “Conversion Shares”).  This is to confirm the agreement concerning the purchase of the Securities from the Company by the Initial Purchasers.

The Securities will be secured on a first priority basis by the security documents listed in Schedule V hereto (collectively, the “Security Documents”).

1.             Purchase and Resale of the Securities.  The Securities will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption therefrom.  The Company has prepared a preliminary offering memorandum, dated June 11, 2008 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule II (the “Pricing Term Sheet”) setting forth the terms of the Securities omitted from the Preliminary Offering Memorandum and an offering memorandum, dated June 12, 2008 (the “Offering Memorandum”), setting forth information regarding the Company and the Securities. The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed or information presented on Schedule III hereto are collectively referred to as the “Pricing Disclosure Package.” The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers. “Applicable Time” means 8:30 a.m. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K and all other documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), subsequent to the end of the Company’s most recently completed fiscal year and on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be.  Any reference to the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date.  All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”  The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchasers and their counsel deem necessary):

‘‘THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT

FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT),  (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(d)(i) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D)  PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

You have advised the Company that you will make offers (the “Exempt Resales”) of the Securities purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to persons (the “Eligible Purchasers”) whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”).  You have advised the Company that you will offer the Securities to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof plus accrued interest, if any.  Such price may be changed at any time without notice.

2.             Representations, Warranties and Agreements of the Company.  The Company represents, warrants and agrees as follows:

(a)           When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a United States national securities exchange registered or that are quoted in a United States automated inter-dealer quotation system.

(b)           Neither the Company nor any subsidiary is, nor after giving effect to the offer and sale of the Securities and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum will be required to register as an “investment company” under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(c)           Assuming that your representations and warranties in Section 3(b) are true, the purchase and resale of the Securities pursuant hereto (including pursuant to the Exempt Resales), and the conversion of the Securities into the Conversion Shares in the manner contemplated by this Agreement, the Indenture, the Pricing Disclosure Package and the Offering Memorandum, is exempt from the registration requirements of the Securities Act.  No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company or any of its representatives (other than you, as to whom the Company makes no representation) in connection with the offer and sale of the Securities.

(d)           Each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

(e)           The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales.  No order or decree preventing the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company is contemplated.

(f)            The Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(g)           The Offering Memorandum will not, as of its date and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(h)           The Company has not made any offer to sell or solicitation of an offer to buy the Securities that would constitute a “free writing prospectus” (if the offering of the Securities was made pursuant to a registered offering under the Securities Act), as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Representative; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchasers is set forth substantially in form and substance as attached hereto on Schedule III.

(i)            The Exchange Act Reports did not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(j)            The statistical and market-related data included in the Pricing Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(k)           Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Company and its subsidiaries taken as a whole or a material adverse effect on the performance by the Company of the performance of this Agreement, the Indenture, the Securities, or the Security Documents or the consummation of any of the transactions contemplated hereby or thereby (a “Material Adverse Effect”); each of the Company and its subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in the Company’s Annual Report on Form 10-K for the most recent fiscal year. None of the subsidiaries of the Company (other than PAI Capital LLC (Delaware LLC), HC Power Inc. (California corporation), Power One Limited (Cayman Islands), Power-One Italy S.p.A. (Italy), Power-One AG (Swiss) (collectively, the “Significant Subsidiaries”)) is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).

(l)            The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors’ qualifying shares for foreign subsidiaries and except as set forth in each of the Pricing Disclosure Package and the Offering Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m)          The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture.  The Indenture has been duly and validly authorized by the Company, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); no qualification of the Indenture under the Trust Indenture Act of 1939 (the “1939 Act”) is required in connection with the offer and sale of the Securities contemplated hereby or in connection with the Exempt Resales.  The Indenture will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(n)           The Company has all requisite corporate power and authority to execute, issue, sell and perform its obligations under the Securities.  The Securities have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Securities by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Securities will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(o)           The Company has all the requisite corporate power and authority to issue and deliver the Conversion Shares issuable upon conversion of the Securities.  The Conversion Shares have been duly and validly authorized by the Company and, and when issued upon conversion of the Securities in accordance with the terms of the Indenture and Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive or similar rights under the Company’s certificate of incorporation, by-laws or the Delaware General Corporation Law, or under any agreement or instrument to which the Company or any of its subsidiaries is a party, or of which the Company is otherwise aware.  The Conversion Shares will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(p)           The Company and each of its subsidiaries party thereto has all requisite corporate power to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered by the Company.

(q)           The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Security Documents.  The Security Documents have each been duly and validly authorized by the Company and each of the Subsidiaries party thereto, and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute the valid and binding agreements of the Company and each such subsidiary, enforceable against the Company and each such subsidiary, respectively, in accordance with their terms, except as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Security Documents will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(r)            Each applicable pledging entity under each Security Document owns the relevant collateral covered by such Security Document (collectively, the “Collateral”), free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim (other than Permitted Liens (as defined in the Indenture) and, pending release of such liens on the Closing Date, the liens of PWER Bridge LLC).  All filings and other actions necessary or desirable to perfect (to the extent such concept is applicable under the relevant laws) and protect the security interest in the Collateral to be created under the Security Documents that are required to be made by the Company or its subsidiaries under the Security Documents have been or will be at or prior to the Closing Date duly made or taken and are or will be at or prior to the Closing Date in full force and effect and, together with the execution and delivery of the Security Documents by the Company (assuming due execution and delivery by the other parties thereto), will on the Closing Date create a valid and perfected (to the extent such concept is applicable under the relevant laws) first-priority security interest in the Collateral (subject to customary permitted liens) securing the obligations of the Company (except to the extent under applicable foreign law such filings cannot be made until after the Closing Date, in which case such filings shall be made as promptly as practicable thereafter).

(s)           The issue and sale of the Securities, the issuance and delivery of any Conversion Shares, the execution, delivery and performance by the Company of the Securities, the Indenture, the Security Documents and this Agreement, the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except that this representation shall apply only with respect to the PWER Bridge Term Loan Agreement as of the consummation of closing), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational document of the Company or any of its subsidiaries, (iii) result in any violation of any rule or regulation of the NASDAQ Global Market or (iv) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iv), conflicts or violations that would not reasonably be expected to have a Material Adverse Effect.

(t)            No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries is required for the issue and sale of the Securities, the execution, delivery and performance by the Company of the Securities, including the issuance and delivery of the Conversion Shares, the Indenture, the Security Documents and this Agreement, the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, except for such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers, and such filings that may be required pursuant to the Security Documents.

(u)           Except as identified in the Pricing Disclosure Package and the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to any other registration statement filed by the Company under the Securities Act.

(v)           Neither the Company nor any other person acting on behalf of the Company has sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under the Securities Act.

(w)          Except as described in the each of the Pricing Disclosure Package and the Offering Memorandum, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries, taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x)            The historical financial statements (including the related notes and supporting schedules) included in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.  The other financial data included in the Offering Memorandum is, in all material respects, accurately presented and has been prepared on a basis consistent with such financial statements and the books and records of the Company.

(y)           Deloitte & Touche LLP, who have certified certain financial statements of the Company, whose report appears in the Pricing Disclosure Package and who have delivered the initial letter referred to in Section 7(e) hereof, are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

(z)            The Company and each of its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Pricing Disclosure Package and the Offering Memorandum and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all assets held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company or any of its subsidiaries.

(aa)         The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.  All policies of insurance of the Company and its subsidiaries are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(bb)         The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Offering Memorandum, except for any of the foregoing that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect or except as described in the Pricing Disclosure Package and the Offering Memorandum; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect or except as described in the Pricing Disclosure Package.

(cc)         The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property Rights”) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and other than as disclosed in the Exchange Act Reports or as would have a material adverse effect, have not received any notice of any claim of conflict with, any such rights of others.

(dd)         Except as disclosed in the Pricing Disclosure Package and the Offering Memorandum:

(i)            To the best of the Company’s knowledge, none of the products manufactured, marketed, used, sold or licensed by the Company and/or as anticipated to be manufactured, marketed, used, sold or licensed by the Company or any subsidiary, and none of the Intellectual Property Rights used by the Company or any subsidiary in the conduct of the Company’s business as described in the Pricing Disclosure Package and the Offering Memorandum, infringes upon, violates or constitutes the unauthorized use of any valid and enforceable rights owned or controlled by any third party.

(ii)           No litigation to which the Company or any subsidiary is a party is now pending and no notice or other claim in writing has been received by the Company (A) alleging that the Company or any subsidiary has engaged in any activity or conduct that infringes upon, violates or constitutes the unauthorized use of the Intellectual Property Rights of any third party or (ii) challenging the ownership, use, validity or enforceability of any Intellectual Property Rights owned by or exclusively licensed to or by the Company or any subsidiary. No Intellectual Property Rights, used or is likely to be used in the business of the Company as described in the Pricing Disclosure Package and the Offering Memorandum (x) that is owned by the Company or a subsidiary is subject to any outstanding order, judgment, decree, stipulation or agreement materially restricting the use, sale, transfer, assignment or licensing thereof by the Company or such subsidiary, except as may be specifically provided in any license agreement, or (y) that is the subject of an inbound license agreement is subject to any outstanding judgment, decree, stipulation or agreement materially restricting the use, sale, transfer, assignment or licensing thereof by the Company or any subsidiary, except as provided in the inbound license agreements or other licenses or agreements.

(iii)          To the Company’s knowledge, no third party is misappropriating, infringing, diluting or violating any Intellectual Property Rights of the Company or any subsidiary, that is used or is likely to be used in the business of the Company as described in the Pricing Disclosure Package and the Offering Memorandum, and no such claims have been brought against any third party by the Company or any subsidiary.

(iv)          The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

(ee)         Except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect or to have a material adverse effect on the performance by the Company of the performance of this Agreement, the Indenture, the Securities, or the Security Agreement or the consummation of any of the transactions contemplated hereby; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(ff)           There are no legal or governmental proceedings or contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or, in the case of documents, would be required to be filed as exhibits to a registration statement of the Company pursuant to Item 601(b)(10) of Regulation S-K that have not been described in the Pricing Disclosure Package and the Offering Memorandum.  Neither the Company nor any of its subsidiaries has knowledge that any other party to any such contract, agreement or arrangement has any intention not to render full performance as contemplated by the terms thereof; and that statements made in the Pricing Disclosure Package and the Offering Memorandum, insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(gg)         No relationship, direct or indirect, that would be required to be described in a registration statement of the Company pursuant to Item 404 of Regulation S-K, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers, suppliers or affiliates of the Company, on the other hand, that has not been described in the Pricing Disclosure Package and the Offering Memorandum.

(hh)         Except as described in the Pricing Disclosure Package and the Offering Memorandum, no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

(ii)           (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(jj)           The Company and each of its subsidiaries has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies except, in each case, as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(kk)         There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

(ll)           Since the date as of which information is given in the Pricing Disclosure Package and except as otherwise described in the Pricing Disclosure Package and the Offering Memorandum, the Company has not (i) issued or granted any securities other than issuances of common stock pursuant to exercises of employee stock options disclosed as being outstanding in the Pricing Disclosure Package and the Offering Memorandum, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

(mm)       The Company and each of its subsidiaries (i) makes and keeps accurate books and records and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-5 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(nn)         Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(oo)         Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(pp)         The Company and each of its subsidiaries (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.  Except as described in the Pricing Disclosure Package and the Offering Memorandum, (A) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (B) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (C) none of the Company and its subsidiaries anticipates material capital expenditures relating to Environmental Laws.

(qq)         None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities), will violate or result in a violation on the part of the Company or any of its subsidiaries of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(rr)           The statements set forth in each of the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of the Notes,” insofar as they purport to constitute a summary of the terms of the Indenture, the Securities and the Security Documents, under the caption “Description of Capital Stock,” insofar as they purport to constitute summaries of the terms of the common stock of the Company, and under the caption “Certain Material U.S. Federal Income Tax Consequences,” insofar as they purport to describe the constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, are accurate in all material respects.

(ss)         The Company and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that reasonably can be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

(tt)           (i) The Company and each of its subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports they file or submit under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(uu)         Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Deloitte & Touche LLP and the audit committee of the board of directors of the Company, (i) the Company has not been advised of

(A) any significant deficiencies or material weaknesses in the design or operation of internal controls that would adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) since that date, there have been no significant changes in internal controls or in other factors that would significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(vv)         No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Pricing Disclosure Package.

(ww)       There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(xx)          The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Estimates” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2007 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2008 contained in the Pricing Disclosure Package accurately and fully describes (A) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (B) the judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(yy)         Neither the Company nor any subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Affect.

(zz)          The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(aaa)       Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

3.             Purchase of the Securities by the Initial Purchasers, Agreements to Sell, Purchase and Resell.  (a)  The Company hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price equal to 96% of the principal amount thereof, plus accrued interest, if any, from June 17, 2008, the total principal amount of Securities set forth opposite the name of such Initial Purchaser in Schedule I hereto (it being understood that such amount satisfies the fee payable pursuant to Section 4(a) of the Company’s engagement letter with Lehman Brothers Inc. dated March 27, 2008).  The Company shall not be obligated to deliver any of the Securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Option Securities, and the Initial Purchasers shall have the right to purchase, severally and not jointly, up to $5,000,000 aggregate principal amount of Option Securities at a purchase price equal to 96% of the principal amount thereof, plus accrued interest, if any, from June 17, 2008. The Representative may exercise this right on behalf of the Initial Purchasers to cover over-allotments in the sale of Firm Securities in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement.  Any exercise notice shall specify the principal amount of Option Securities to be purchased by the Initial Purchasers and the date on which such Option Securities are to be purchased.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice.  Option Securities may be purchased as provided in Section 4 solely for the purpose of covering over allotments made in connection with the offering of the Firm Securities.  On each day, if any, that Option Securities are to be purchased (an “Option Closing Date”), each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Option Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Option Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

(b)           Each of the Initial Purchasers, severally and not jointly hereby represents and warrants to the Company that it will offer the Securities for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package.  Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company, that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities; (ii) is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Securities only from, and will offer to sell the Securities only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; and (iv) will not offer or sell the Securities, nor has it offered or sold the Securities by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising).

Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c) and 7(d) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

4.             Delivery of the Securities and Payment Therefor.  Delivery to the Initial Purchasers of and payment for the Firm Securities shall be made at the office of Gibson, Dunn & Crutcher, 200 Park Avenue, New York, New York, at 9:00 A.M., New York City time, on June 17, 2008 (the “Firm Closing Date”).  The place of closing for the Securities and the Firm Closing Date may be varied by agreement between the Initial Purchasers and the Company.

Payment for any Option Securities shall be made to the Company against delivery of such Option Securities for the respective accounts of the several Initial Purchasers at 9:00 A.M., New York City time, on the date specified in the corresponding notice described in Section 3(a) or at such other time on the same or on such other date, as may be varied by agreement between the Initial Purchasers and the Company.  The date for delivery of and payment for the Option Securities is herein referred to as an “Option Closing Date,” which may be the Firm Closing Date (the Firm Closing Date and each Option Closing Date, if any, being referred to as a “Closing Date”).

The Securities will be delivered to the Initial Purchasers, or the Trustee as custodian for The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the applicable Securities to the account of the Initial Purchasers at DTC.  The Securities will be evidenced by one or more global securities in definitive form (the “Global Securities”) or by additional definitive securities, and will be registered, in the case of the Global Securities, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Firm Closing Date or the Option Closing Date, as the case may be.  The Securities to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Firm Closing Date or the Option Closing Date, as the case may be.

5.             Agreements of the Company.  The Company agrees with each of the Initial Purchasers as follows:

(a)           The Company will furnish to the Initial Purchasers, without charge, within one business day of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

(b)           The Company will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

(c)           The Company consents to the use of the Pricing Disclosure Package and the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

(d)           If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company or in the opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Company will promptly prepare an appropriate supplement or amendment thereto, and will promptly furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

(e)           The Company will not make any offer to sell or solicitation of an offer to buy the Securities that would constitute a Free Writing Offering Document without the prior consent of the Representative, which consent shall not be unreasonably withheld or delayed; if at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering

Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchasers through the Representative and, if requested by the Representative, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f)            Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(g)           For a period commencing on the date hereof and ending on the 90th day after the date of the Offering Memorandum (the “Lock Up Period”), the Company agrees not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any Common Stock, securities of the Company that are substantially similar to the Securities or securities convertible into or exchangeable for or that represent the right to receive Common Stock, or sell or grant options, rights or warrants with respect to the common stock of the Company or securities convertible into or exchangeable for Common Stock (other than the Securities), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of Common Stock or securities convertible, exercisable or exchangeable into shares of Common Stock or (3) publicly announce an offering of any shares of Common Stock or securities convertible or exchangeable into shares of Common Stock, in each case without the prior written consent of Lehman Brothers Inc., on behalf of the Initial Purchasers; and to cause each officer and director of the Company set forth on Schedule IV hereto to furnish to the Initial Purchasers, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A (the “Lock Up Letters”); provided that, nothing contained above shall prevent the Company from issuing (i) securities required to be issued pursuant to contractual obligations of the Company in effect as of the date of this Agreement (or the filing of any amendment to the registration statement for the common stock underlying the warrants held by PWER Bridge LLC); (ii) securities issued under the Company’s Rights Plan as in effect as of the date of this Agreement; and (iii) equity securities issued pursuant to employee benefit or purchase plans in effect as of the date of this Agreement.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by the preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. waives such extension in writing.

(h)           The Company will furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), will make available to its securityholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided that so long as the Company files periodic reports pursuant to Section 13 or 15(d) of the Exchange Act for the foregoing periods, the Company shall be deemed to comply with this Section 5(h).

(i)            So long as any of the Securities are outstanding, the Company will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders generally or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company as the Initial Purchasers may reasonably request, provided that such reports and other information need not be furnished to the Initial Purchasers if such report or other information is filed with the Securities and Exchange Commission on EDGAR.

(j)            The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.”

(k)           The Company and its affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

(l)            The Company will use its reasonable commercial efforts to permit the Securities to be designated as Private Offerings, Resales and Trading through Automated Linkages (PORTAL) MarketSM (the “PORTAL MarketSM”) securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL MarketSM and to permit the Securities to be eligible for clearance and settlement through DTC.

(m)          The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(n)                           The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Securities.

(o)                           The Company agrees to comply in all material respects with the agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for “book entry” transfer.

(p)                           The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Securities.

(q)                           The Company (i) shall complete on or prior to the Closing Date all filings and other similar actions required in connection with the perfection (to the extent such concept is applicable in the relevant jurisdictions) of the security interests as and to the extent required to be made by the Company or its subsidiaries under the Security Documents (except to the extent under applicable foreign law such filings cannot be made until after the closing date, in which case such filings shall be made as promptly as practicable thereafter) and (ii) shall take all actions necessary to maintain such security interests and to create and perfect (to the extent such concept is applicable in the relevant jurisdictions) security interests in any collateral acquired after the Closing Date, in each case as and to the extent required by the Security Documents.

(r)                              The Company shall provide each stockholder entitled to vote at either (x) the next annual meeting of stockholders of the Company or (y) a special meeting of stockholder of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than September 15, 2008 (the “Stockholder Meeting Deadline”), a proxy statement soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the Company’s issuance of all of the Securities as contemplated in the Indenture and in accordance with and the rules and regulations of The NASDAQ Stock Market (such affirmative approval being referred to herein as the “Stockholder Approval”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall comply with the terms of the Indenture relating thereto until such Stockholder Approval is obtained.

6.                               Expenses.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company agrees, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company’s accountants and counsel and the reasonable fees, disbursements and expenses of the Initial Purchasers’ counsel incurred in connection therewith); (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Security Documents, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales; (iii) the authorization, issuance, sale and delivery by the Company of the Securities and any taxes payable in connection therewith; (iv) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification, not to exceed $15,000); (v) the furnishing of such copies of the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (vi) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof); (vii) the application for quotation of the Securities in the PORTAL MarketSM (including all disbursements and listing fees); (viii) the approval of the Securities by DTC for “book-entry” transfer (including fees and expenses of counsel); (ix) the rating of the Securities, if any; (x) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture and the Securities; (xi) the performance by the Company of their other obligations under this Agreement; (xii) all reasonable travel expenses of each Initial Purchaser and all such travel expenses of the Company’s officers and employees and (xiii) any other reasonable expenses of each Initial Purchaser and any expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Securities, and expenses associated with any electronic road show.

7.                               Conditions to Initial Purchasers’ Obligations.  The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)                            The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Pricing Disclosure Package or the Offering Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Gibson, Dunn & Crutcher LLP, counsel to the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein not misleading.

(b)                           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Conversion Shares, the Indenture, the Security Documents, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)                            O’Melveny & Myers LLP shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, substantially in the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Initial Purchasers, and O’Melveny & Myers LLP, the Company’s

local Italian, Cayman Islands, and Chinese counsel shall have delivered the respective opinions required to be delivered under the applicable Security Document as to the corporate existence and good standing of the Company’s subsidiary or subsidiaries in such jurisdiction, the validity and perfection (to the extent such concept is applicable under the relevant laws) of the security interest created thereunder, the effectiveness of the agreements, documents and instruments described in Section 7(o), and such other matters as the Initial Purchasers shall reasonably request, in each case in form and substance reasonably satisfactory to the Initial Purchasers.

(d)                           The Initial Purchasers shall have received from Gibson, Dunn & Crutcher LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

(e)                            At the time of execution of this Agreement, the Initial Purchasers shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(f)                              With respect to the letter of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Initial Purchasers a letter (the “bring-down letter”) of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(g)                           Except as described in the Pricing Disclosure Package, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

(h)                           The Company shall have furnished or caused to be furnished to the Initial Purchasers on the Closing Date the following certificates:

(i)                                     A certificate of the chief executive officer or chief financial officer of the Company to the effect that:

a.               The representations, warranties and agreements of the Company in Section 2 are true and correct on and as of the Closing Date (except for representations and warranties that speak as of a specific date which are true and correct as of such specific date), and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

b.              He has carefully examined the Pricing Disclosure Package and the Offering Memorandum, and, in his opinion, (A) the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package of the Offering Memorandum; and

(ii)                                  A certificate of the secretary of the Company attaching true and correct copies of (x) the Certificate of Incorporation of the Company, (y) the Bylaws of the Company and (z) resolutions of the board of directors of the Company authorizing the transactions contemplated by the Pricing Disclosure Package and the Offering Memorandum.

The Company shall provide any additional certificates of officers of the Company satisfactory to the Initial Purchasers as to any such additional matters as the Representative may reasonably request.

(i)                               The Securities shall have been designated for trading on the PORTAL MarketSM.

(j)                               The Company and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Trustee.

(k)                            Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange, The NASDAQ Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum or that, in the judgment of the Representative, would materially and adversely affect the financial markets or the markets for the Securities and other debt securities.

(l)                               The Company shall have furnished to the Initial Purchasers a certificate dated the Closing Date, of the Chief Financial Officer of the Company as to the solvency of the Company following the consummation of the transactions.

(m)                         The Security Documents shall have been duly executed and delivered by each party thereto, the security interests created pursuant thereto shall be effective promptly following payment in full of the Existing Secured Indebtedness (as defined below) in accordance with subparagraph (o) of this Section 7 and The Bank of New York Trust Company, N.A., as collateral agent, shall hold a valid and perfected (to the extent such concept is applicable in the relevant jurisdiction; and except to the extent under applicable foreign law certain filings necessary for perfection cannot be made until after the Closing Date, in which case arrangements reasonably satisfactory to the Initial Purchasers shall have been made to make such filings as promptly as practicable thereafter) first-priority (after giving effect to the payment in full of the Existing Secured Indebtedness (as defined below) in accordance with subparagraph (o) of this Section 7) security interest in the Collateral (subject to any Permitted Liens (as defined in the Indenture)) securing the obligations of the Company for the benefit of the Trustee and the benefit of holders of the Securities on or prior to, and as of, the Closing Date.

(n)                           The Initial Purchasers shall have received the results of a recent lien search in each of the jurisdictions within the United States where assets of the Company or its domestic subsidiaries covered by the Security Documents are located and any jurisdictions in which valid filings with respect to such assets of the Company and its domestic subsidiaries may be in effect, and such search shall reveal no liens on any of the assets of the Company (other than Permitted Liens (as defined in the Indenture) and as otherwise agreed in writing by the Initial Purchasers).

(o)                           Contemporaneously with the Closing, the collateral agent shall have received (i) a duly executed copy of the payoff letter with respect to the repayment of the promissory note issued by the Company in the principal amount of $50,000,000 pursuant to the Term Loan Agreement, dated as of March 6, 2008, between the Company, PWER Bridge, LLC, a Nevada limited liability company, and, with respect to Section 1.7, Stephens Investment Holdings, LLC, an Arkansas limited liability company (the “Existing Secured Indebtedness”); (ii) any and all related release, cancellation and/or termination documents, duly executed by the Company and PWER Bridge, LLC (the “Existing Secured Lender Agent”), together with the termination statements for all financing statements filed by the Existing Secured Lender Agent, covering any portion of the Collateral and existing as of the Closing Date; and (iii) acknowledgement filings of such termination statements, in each case in form and substance reasonably satisfactory to the Initial Purchasers; or, in the case of clauses (ii) — (iii) hereof arrangements satisfactory to the Initial Purchasers shall have been made providing for the delivery of such items to the collateral agent promptly following repayment in full of the Existing Secured Indebtedness.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

The several obligations of the Initial Purchasers to purchase Option Securities hereunder are subject to the delivery to the Representative on the applicable Option Closing Date of such documents as the Representative may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Option Securities to be sold on such Option Closing Date and other matters related to the issuance of such Option Securities.

8.                               Indemnification and Contribution.

(a)                            The Company hereby agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (C) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package or Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representative by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e).  The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Initial Purchaser or to any director, officer, employee or controlling person of that Initial Purchaser.

(b)                           Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any

amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representative by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e).  The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

(c)                            Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 8, if (i) the Company and the Initial Purchasers shall have so mutually agreed; (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Initial Purchasers; (iii) the Initial Purchasers and their respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Company; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchasers or their respective directors, officers, employees or controlling persons, on the one hand, and the Company, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)                           If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement as set forth on the cover page of the Offering Memorandum.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Securities initially purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e)                                  The Initial Purchasers severally confirm and the Company acknowledges and agrees that the statements with respect to the offering of the Securities by the Initial Purchasers set forth in the last sentence on the front cover of the Offering Memorandum and in the third paragraph of the section entitled “Plan of Distribution” in the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto.

9.                                      Defaulting Initial Purchasers.  If on the Firm Closing Date, or on an Option Closing Date, as the case may be, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Securities that the defaulting Initial Purchaser agreed but failed to purchase on the Firm Closing Date or the Option Closing Date, as the case may be, in the respective proportions that the principal amount of Securities set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule I hereto bears to the total principal amount of Securities set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule I hereto; provided, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Securities on the Firm Closing Date or the Option Closing Date, as the case may be, if the aggregate principal amount of Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 9.09% of the aggregate principal amount of Securities to be purchased on the Firm Closing Date, or on the Option Closing Date, as the case may be, and any remaining non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the aggregate principal amount of Securities that it agreed to purchase on the Firm Closing Date, or on the Option Closing Date, as the case may be, pursuant to the terms of Section 3.  If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other Initial Purchasers satisfactory to the Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on the Firm Closing Date, or on the Option Closing Date, as the case may be.

If other Initial Purchasers are obligated or agree to purchase the Securities of a defaulting or withdrawing Initial Purchaser, either the remaining Initial Purchasers or the Company may postpone the Firm Closing Date or the Option Closing Date, as the case may be, for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement.

If the remaining Initial Purchasers or other Initial Purchasers satisfactory to the Initial Purchasers do not elect to purchase:  (a) the Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company; or (b) the Option Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Option Closing Date, the non-defaulting Initial Purchasers shall have, the option to either: (i) terminate their obligation hereunder to purchase the Option Securities to be sold on such Option Closing Date; or (ii) purchase not less than the principal amount of Option Securities that such non-defaulting Initial Purchaser would have been obligated to purchase in the absence of such default.

As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

Nothing contained herein shall relieve: (a) a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default; or (b) the Company of any liability for the payment of expenses to the extent set forth in Sections 8 and 11.

10.                                Termination.  The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(g) or (k) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.

11.                                Reimbursement of Initial Purchasers’ Expenses.  The Company shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

12.                                Notices, etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)                                  if to any Initial Purchaser, shall be delivered or sent by hand delivery, mail, telex, overnight courier or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention:  Syndicate Registration (Fax:  646-834-8133) with a copy to Gibson, Dunn & Crutcher LLP, Attention:  Glenn Pollner (Fax:  212-351-6333), and with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax:  212-520-0421);

(b)                                 if to the Company, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to Power-One, Inc., 740 Calle Plano, Camarillo, CA 93012, Attention:  General Counsel (Fax:  805-383-5898), with a copy to O’Melveny & Myers LLP, 1999 Avenue of the Stars, Floor 7, Los Angeles, CA 90067, Attention:  David J. Johnson, Jr. (Fax:  310-246-6779);

 provided, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by hand delivery, mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex to Lehman Brothers Inc., which address will be supplied to any other party hereto by Lehman Brothers Inc. upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

13.                                Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of directors, officers and employees of the Initial Purchasers and each person or persons, if any, controlling any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

14.                                Survival.  The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

15.                                Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.”  For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

16.                                Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of New York.

17.                                No Fiduciary Duty.  The Company acknowledges and agrees that in connection with this offering, or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between the Company, and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (ii) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the purchase price of the Securities, and such relationship between the Company, and the Initial Purchasers is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchasers may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Company.  The Company hereby waive any claims that the Company may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Securities.

18.                                Research Independence.  In addition, the Company acknowledges that the Initial Purchasers’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the offering that differ from the views of its investment bankers.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Initial Purchasers’ investment banking divisions.  The Company acknowledges that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

19.                                Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

20.                                Amendments.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

21.                                Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

POWER-ONE, INC.

By	/s/ Richard J. Thompson
Name: Richard J. Thompson
Title: Chief Executive Officer

Accepted:

LEHMAN BROTHERS INC.

By	/s/ Alexis Lasser
Name: Alexis Lasser
Title: Managing Director

SCHEDULE I

Initial Purchasers	Principal Amount of Firm Securities to be Purchased
Lehman Brothers Inc.	$75,000,000
Total	$75,000,000

SCHEDULE II

Power-One, Inc.
8.0% Senior Secured Convertible Notes due 2013
Pricing Term Sheet

This pricing term sheet relates only to the notes described below and should be read together with the preliminary offering memorandum dated June 11, 2008 (including the documents incorporated by reference therein) relating to the notes.

Issuer:	Power-One, Inc.

Title of securities:	8.0% Senior Secured Convertible Notes due 2013 (the “notes”)

Issue price:	100%

Aggregate principal amount offered:	$75 million (plus an option to purchase up to $5 million of additional notes)

Net proceeds after discounts, commissions and estimated expenses:	$70.5 million ($75.3 million if the option to purchase up to $5 million of additional notes is exercised in full)

Maturity:	June 17, 2013

Annual interest rate:	8.0% per annum

Interest payment dates:	March 31, June 30, September 30 and December 31, commencing September 30, 2008

Call dates:

Issuer may, at its option, redeem for cash (i) all or a portion of the notes on or after June 17, 2010, if the last reported sale price of the Issuer’s common stock for 20 or more trading days in a period of 30 consecutive trading days ending on the trading day prior to the date the Issuer provides the relevant notice of redemption exceeds 175% of the conversion price in effect on each such trading day, and the Equity Conditions are in effect, or (ii) all the outstanding notes if at any time less than 10% of the aggregate principal of notes remain outstanding

Put dates:

Holders may require the issuer to repurchase all or a portion of their notes on or after June 17, 2011; such right is only exercisable during any three month period if, as of the last business day of the fiscal quarter preceding such three month period, the ratio of total net debt to LTM EBITDA (each as defined in the Preliminary Offering Memorandum dated June 11, 2008) was greater than 3.0x

Conversion rate:	304.8780 shares of common stock per $1,000 aggregate principal amount of notes (subject to adjustment)

Conversion price:	Approximately $3.28 per share of common stock (subject to adjustment)

II-I

Trade Date:	June 12, 2008

Settlement Date:	June 17, 2008

CUSIP:	739308 AA2

Other Material Terms:

See the Preliminary Offering Memorandum dated June 11, 2008 for a description of other material terms relating to the notes, including without limitation their ranking, the security package, adjustment of the conversion rate (including pursuant to a reset provision and pursuant to anti-dilution provisions, and possible limitations on these adjustments under Nasdaq Global Market Rules), limitations on beneficial ownership, fundamental change repurchase rights of holders, rights to participate in future equity offerings, certain covenants relating to the notes, events of default and circumstances under which additional interest may be paid on the notes

Adjustment to Conversion Rate Upon a Make-Whole Fundamental Change:

The following table sets forth the stock prices and the adjustments to the conversion rate, expressed as a number of additional shares to be received per $1,000 in principal amount of the notes, in the event of a make-whole fundamental change:

	Additional Make-Whole Shares Per $1,000 Bond
	$2.85	$3.00	$3.50	$4.00	$4.50	$5.00	$5.50	$6.00	$6.50	$7.00	$7.50	$8.00	$8.50	$9.00

06/17/08	45.7890	45.7890	45.7890	45.7890	42.9355	38.6706	34.8122	31.4588	28.6223	26.1919	24.0853	22.2430	20.6171	19.1719

06/17/09	45.7890	45.7890	45.7890	41.4171	36.6654	32.9101	29.5303	26.7163	24.3365	22.2970	20.5300	18.9841	17.6204	16.4090

06/17/10	45.7890	45.7890	38.2078	32.9358	29.0957	25.9373	23.2974	21.1021	19.2464	17.6560	16.2782	15.0729	14.0100	13.0646

06/17/11	45.7890	33.8167	26.4344	22.3345	19.5645	17.3857	15.6300	14.1737	12.9430	11.8890	10.9757	10.1766	9.4716	8.8453

06/17/12	45.7890	21.6497	11.7127	8.6576	7.3677	6.5346	5.8812	5.3400	4.8825	4.4905	4.1507	3.8534	3.5911	3.3582

06/17/13	45.7890	27.9190	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case:

•                  If the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the two effective dates, as applicable, based on a 365-day year.

•                  If the stock price is greater than $9.00 per share (subject to adjustment in the same manner and at the same time as the stock prices in the table above), no adjustments will be made in the conversion rate.

•                  If the stock price is less than $2.85 per share (subject to adjustment in the same manner and at the same time as the stock prices in the table above), no adjustments will be made in the conversion rate.

2

Notwithstanding the foregoing, in no event will the conversion rate exceed 350.6670 shares of common stock (subject to adjustment and possible limitation as described in the Preliminary Offering Memorandum dated June 11, 2008) per $1,000 principal amount of notes as a result of additional shares.

*     *     *     *     *

This communication is intended for the sole use of the person to whom it is provided by the sender.

These securities have not been registered under the Securities Act of 1933, as amended, and may only be sold to qualified institutional buyers pursuant to Rule 144A or pursuant to another applicable exemption.

ANY DISCLAIMER OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED.  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

3

SCHEDULE III

Term sheet containing the terms of the securities, substantially in the form of Schedule II.

4

SCHEDULE IV

PERSONS DELIVERING LOCK UP AGREEMENTS

Directors

Kendall R. Bishop

Gayla J. Delly

Steven J. Goldman

Jon E.M. Jacoby

Mark Melliar-Smith

Richard J. Thompson

Jay Walters

Officers

Richard J. Thompson

Jeffrey J. Kyle

Brad W. Godfrey

Randall H. Holliday

Alexander Levran

III-1

SCHEDULE V

LIST OF SECURITY DOCUMENTS

U.S. Security Documentation

Security Agreement

Grant of Trademark Security Interest

Grant of Patent Security Interest

Deposit Account Control Agreement

Cayman Islands Documentation

Charge Over Shares in Power-One Limited

Italian Documentation

Pledge Agreement

U.K. Documentation

Share Pledge - Power-One, Inc.

China Documentation

Pledge Agreement

2

Exhibit A

LOCK-UP LETTER AGREEMENT

LEHMAN BROTHERS INC.

As Representative of the several

  Initial Purchasers named in Schedule I,

c/o Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you (the “Initial Purchasers”) propose to enter into a Purchase Agreement (the “Purchase Agreement”) providing for the purchase by the Initial Purchasers of Senior Secured Convertible Notes due 2013 (the “Securities”), of Power-One, Inc., a Delaware corporation (the “Company”), and that the Initial Purchasers propose to reoffer and sell the Securities to “qualified institutional buyers” as defined in Rule 144A under the Securities Act (the “Offering”).

In consideration of the execution of the Purchase Agreement by the Initial Purchasers, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Initial Purchasers, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of common stock of the Company (“Common Stock”) (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock (other than the Securities), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement (other than any registration statement relating solely to the resale of any shares of Common Stock upon conversion of the Securities), including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 90th day after the date of the Offering Memorandum relating to the Offering (such 90-day period, the “Lock-Up Period”).

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply

3

until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless such extension is waived in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

Notwithstanding the foregoing, during the Lock-Up Period the undersigned may, without the prior written consent of the Initial Purchasers, transfer (or enter into any transaction or device which is designed to, or could be expected to, result in the transfer by such person at any time in the future) shares of Common Stock in connection with (i) bona fide gifts, (ii) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned and/or a charity, (iii) transfers of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock by will or intestate succession, (iv) a bona fide pledge of Common Stock, made in the ordinary course of business, for the sole purpose of obtaining financing for the undersigned, (v) transactions relating to Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock acquired in open market transactions after the Closing Date, provided no filing is required to be made under the Exchange Act related to such transaction, (vi) sales of Common Stock made pursuant to any bona fide pledge existing at the date hereof in satisfaction of a “margin call” related thereto, or (vii) sales of Common Stock made pursuant to any trading plan complying with Rule 10b5-1 under the Exchange Act in existence as of the date hereof; provided that in the case of any gift, disposition, transfer, or pledge pursuant to clause (i), (ii), (iii), (iv) or (v), such donee, trust, distributee, transferee, pledgee or other recipient of such Common Stock or securities convertible into or exchangeable or exercisable for Common Stock agrees in writing to be bound by the terms of this Lock-Up Letter Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law or sister-in-law of the undersigned.

Subject to clauses (i) through (vii), inclusive, above, in furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Initial Purchasers that it does not intend to proceed with the Offering, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Initial Purchasers will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

4

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

[Signature page follows]

5

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

6

Exhibit B

Company Counsel Opinion

June   , 2008

LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, New York 10019

Re: Power-One, Inc. Senior Secured Convertible Notes due 2013

Ladies and Gentlemen:

We have acted as special counsel to Power-One, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale by the Company of $75,000,000 in aggregate principal amount of Senior Secured Convertible Notes due 2013 (the “Notes”) pursuant to the Purchase Agreement, dated as of June   , 2008 (the “Purchase Agreement”) by and between the Company and Lehman Brothers Inc., as initial purchaser (the “Initial Purchaser”). The Notes are being issued pursuant to an Indenture dated as of June   , 2008 (the “Indenture”) by and between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”). We are providing this opinion to you at the request of the Company pursuant to Section 7(c) of the Purchase Agreement. Except as otherwise indicated, capitalized terms used in this opinion and defined in the Purchase Agreement will have the meanings given in the Purchase Agreement.

In our capacity as such counsel, we have examined originals or copies of those corporate and other records and documents we considered appropriate, including the following:

1.              the Indenture, including the forms of Notes set forth therein;

2.              the Purchase Agreement;

3.              an officers’ certificate of the Company (the “Company Certificate”);

4.              specimen certificate of a share of the Company’s Common Stock;

5.              certified copy of the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”);

6.              certified copy of the Company’s Amended and Restated Bylaws (the “Bylaws”);

7.              the preliminary offering memorandum marked “Subject to Completion, dated June     , 2008”, including, without limitation, the documents incorporated by reference therein (the “Incorporated Documents”) as described under the heading

III-1

“Where You Can Find More Information” contained therein (including the Incorporated Documents, the “Preliminary Offering Memorandum”);

8.              the Pricing Term Sheet, dated June   , 2008 (the “Pricing Term Sheet”, and together with the Preliminary Offering Memorandum, the “Pricing Disclosure Package”); and

9.              the final offering memorandum, dated June   , 2008 (including the Incorporated Documents, the “Offering Memorandum”).

As to relevant factual matters, we have relied upon, among other things, the Company’s factual representations in the Purchase Agreement, including as to the absence of any form of general solicitation or general advertising in connection with the offer and sale of the Notes by any person acting on the Company’s behalf, and the Company Certificate dated as of the date hereof. In addition, we have obtained and relied upon those certificates of public officials we considered appropriate. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies.

On the basis of such examination, our reliance upon the assumptions in this opinion and our consideration of those questions of law we considered relevant, and subject to the limitations and qualifications in this opinion, we are of the opinion that:

(i)                                     The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware, in good standing under the laws of the States of Delaware and California, with corporate power and corporate authority to own its properties and assets, to carry on its business as currently conducted as described in the Offering Memorandum, and to enter into and perform its obligations under the Purchase Agreement, the Indenture and the Notes. Each of the Company Subsidiaries (as defined herein) is validly existing as a corporation or limited liability company, as applicable, and in good standing under the laws of the state of its formation and its principal place of business as set forth in the Company Certificate. For purposes of this opinion, “Company Subsidiaries” shall mean PAI Capital LLC, a Delaware limited liability company, and HC Power, Inc., a California corporation.

(ii)                                  The authorized capital stock of the Company consists of three hundred million (300,000,000) shares of Common Stock, par value $.001 per share, and thirty million (30,000,000) shares of Preferred Stock, par value $.001 per share. The shares of Common Stock issuable upon conversion of the Notes conform in all material respects to the description of the Common Stock in the Offering Memorandum. Holders of the capital stock of the Company are not entitled to any preemptive right to subscribe to any additional shares of the Company’s capital stock under the Company’s Certificate of Incorporation, Bylaws, the Delaware General Corporation Law or any Other Agreement (as defined below), except such as may exist pursuant to the Rights Agreement, dated as of July 27, 2000, between the Company and American Stock Transfer & Trust Company.

(iii)                               The Indenture has been duly authorized by all necessary corporate action on the part of the Company, executed and delivered by the Company and constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

(iv)                              The Notes have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Notes in accordance with the Purchase Agreement, the execution of the Notes by the Company, and the authentication of the certificate or certificates representing the Notes by a duly authorized signatory of the Trustee, the Notes will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, entitled to the benefits of the Indenture, in each case, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

(v)                                 The Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, and executed and delivered by the Company.

(vi)                              No order, consent, permit, approval or filing, of any California, New York or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Purchase Agreement and the Indenture, or under the Delaware General Corporation Law (the “DGCL”), is required on the part of the Company for the execution and delivery of the Purchase Agreement, the Indenture or the Notes, the performance by the Company of its obligations thereunder, or the repayment of the PWER Bridge Term Loan from the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Memorandum, except such as may be required under applicable Blue Sky or state or foreign securities laws.

(vii)                           The execution and delivery by the Company of the Purchase Agreement, the Indenture and the Notes and the performance by the Company of its obligations thereunder, and the repayment of the PWER Bridge Term Loan from the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Memorandum (A) does not violate the Company’s Certificate of Incorporation or Bylaws, the DGCL, or any current statute, rule or regulation of any California, New York or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Purchase Agreement and the Indenture, (B) violate, breach, or result in a default under, or give to any other party thereto any rights of termination, amendment, acceleration or cancellation of, any existing obligation of or restriction on the Company or any of its Subsidiaries under any English language agreement (the “Other Agreements”) identified in the Company Certificate, or

(C) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California, New York, Delaware (solely to the extent brought under the DGCL), federal court or governmental authority, binding on the Company identified in the Company Certificate. To the extent any of the Other Agreements is governed by the laws of a jurisdiction other than New York, we have assumed such Other Agreements would be interpreted in accordance with its plain meaning, except that technical terms would mean what lawyers generally understand them to mean for agreements governed by the laws of the State of New York. We express no opinion with respect to any provision of any Other Agreement to the extent an opinion with respect to such provision would require making any financial, accounting or mathematical calculation or determination. We express no opinion regarding any federal securities laws, Blue Sky, state or foreign securities laws, or the indemnification and contribution sections of the Purchase Agreement except as otherwise expressly stated herein.

(viii)                        The shares of Common Stock issuable upon conversion of the Notes have been duly authorized by all necessary corporate action on the part of the Company, the Board of Directors of the Company has reserved such number of shares of Common Stock as shall be necessary for issuance upon the conversion of the Notes as required by the Indenture as of the date hereof, and, when issued upon such conversion in accordance with the terms of the Indenture, and upon the countersigning of the certificate or certificates representing such shares by a duly authorized signatory of the transfer agent and registrar for the Company’s Common Stock or the book-entry of such shares by such transfer agent and registrar in the name of The Depository Trust Company or its nominee, as applicable, such shares will be validly issued and will be fully paid and non-assessable.

(ix)                                The statements included in the Offering Memorandum (A) under the caption “Description of the Notes,” insofar as they summarize provisions of the Indenture or the Notes, and (B) under the caption “Description of Capital Stock,” insofar as they summarize provisions of the Certificate of Incorporation and Bylaws of the Company, in each case fairly summarize the matters therein described.

(x)                                   The statements set forth in the Offering Memorandum under the caption “Certain Material U.S. Federal Income Tax Consequences,” insofar as they purport to describe the material tax consequences to a U.S. holder (as defined in the Offering Memorandum) of an investment in the Notes, fairly summarize the matters therein described.

(xi)                                The Company is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described under “Use of Proceeds” in the Offering Memorandum, will not be an investment company required to register under the Investment Company Act of 1940, as amended.

(xii)                             Each of the Company’s (a) Annual Report on Form 10-K for the fiscal year ended December 30, 2007, (b) Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2008, and (c) Definitive Proxy Statement on Schedule 14A referring to the 2008 Annual Meeting of Stockholders of the Company, on the date it was filed, appeared on its face to comply in all material respects with the requirements as to form for annual reports on Form 10-K, proxy statements on Schedule 14A and quarterly reports on Form 10-Q, under the Securities Exchange Act of 1934, as amended, and related rules and regulations in effect on the date of filing except that we express no opinion concerning the financial statements and the other financial data contained or incorporated by reference therein.

(xiii)                          The outstanding shares of the capital stock of each of the subsidiaries listed on Schedule I to the Pledge Agreement are owned of record by the Company.

(xiv)                         Assuming the truth and accuracy of the representations of the Initial Purchaser and the Company in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchaser nor in connection with the Exempt Resales under the circumstances contemplated by the Purchase Agreement and the Offering Memorandum, to register the Notes under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939. We express no opinion as to the securities laws of any state or foreign jurisdiction.

Our opinions in paragraphs (iii) and (iv) as to the enforceability of the Indenture and the Notes are subject to:

(a)                                  public policy considerations, statutes or court decisions that may limit the rights of a party to obtain indemnification against its own gross negligence, willful misconduct or unlawful conduct;

(b)                                 the unenforceability under certain circumstances of broadly or vaguely stated waivers or waivers of rights granted by law where the waivers are against public policy or prohibited by law or terms that provide that assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that every right and remedy shall be cumulative and in addition to every other right and remedy or that any delay or omission to exercise any right or remedy shall not impair any other right or remedy or constitute a waiver thereof; and

(c)                                  the unenforceability under certain circumstances of provisions imposing penalties, liquidated damages or other economic remedies.

Our opinions in paragraphs (iii), (iv) and (viii) as to the enforceability of the Indenture and the Notes and the issuance of the shares of Common Stock upon conversion of the Notes are subject to the limitation that we express no opinion as to the effect of subsequent issuances of securities of the Company to the extent that such issuances may result in the Company not having enough authorized but unissued shares of Common Stock for the conversion of the Notes. We also advise you that, as a result of the operation of the antidilution or adjustment provisions of the Notes, the Notes may become convertible into more shares of Common Stock than remain authorized but unissued.

Our opinions in paragraphs (ii) and (vii) are limited to the English language agreements identified in the Company Certificate, and do not address any other agreements or arrangements to which the Company may be a party or bound.

We express no opinion concerning (a) federal or state securities laws or regulations (except for the opinion in paragraph (xiv)), (b) compliance with fiduciary requirements or (c) the Trading with the Enemy Act, as amended, the foreign assets control regulations of the United

States Treasury Department, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended, Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, as amended, and any enabling legislation, rules, regulations or executive orders relating thereto.

For purposes of the opinions expressed in paragraphs (vi) and (vii), we have assumed that the Company will not in the future take any discretionary action (including a decision not to act) permitted by the Indenture or the Notes that would cause the performance of the Indenture or the Notes or the consummation of the transactions contemplated in the Indenture to (a) violate the provisions of the Company’s Certificate of Incorporation or Bylaws or any current statute, rule or regulation of any California, New York, Delaware or federal governmental authority, (b) violate, breach or result in a default under, or give to any other party any rights of termination, amendment, acceleration or cancellation of, any existing obligation of or restriction on the Company or any of its Subsidiaries under any Other Agreement identified in the Company Certificate, (c) breach or otherwise violate any order, judgment, or decree of any California, New York, Delaware or federal court or governmental authority binding on the Company identified in the Company Certificate, or (d) require an order, consent, permit or approval to be obtained from a California, New York, Delaware or federal governmental authority.

Except for the matters described in the Offering Memorandum, we have not, since January 1, 2007 given substantive attention on behalf of the Company to, or represented the Company in connection with, any actions, suits or proceedings pending or overly threatened in writing against the Company before any court, arbitrator or governmental agency which seek to affect the enforceability of the Indenture or the Notes. We call to your attention to the fact that our engagement is limited to specific matters as to which we are consulted by the Company.

We have participated in conferences in connection with the preparation of the Offering Memorandum and reviewed the Pricing Disclosure Package and the Offering Memorandum, in each case including the Incorporated Documents, but we have not independently verified the accuracy, completeness or fairness of the statements contained or incorporated therein, and the limitations inherent in the examination made by us and the knowledge available to us are such that we are unable to assume, and we do not assume, any responsibility for such accuracy, completeness or fairness (except for the statements described in paragraphs (ix) and (x) above). However, on the basis of our review of the Offering Memorandum and the Pricing Disclosure Package and our participation in conferences in connection with the preparation thereof, nothing came to our attention that caused us to believe that (A) the Pricing Disclosure Package considered as a whole as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (B) the Offering Memorandum, considered as a whole, as of the date thereof and the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. However, we express no opinion or belief as to the financial statements and schedules and other financial data contained or incorporated by reference in or omitted from the Offering Memorandum or the Pricing Disclosure Package, in each case, considered as a whole. As used herein, the “Applicable Time” is the time and date as of which the Pricing Term Sheet was first delivered to the Initial Purchaser for delivery to investors in connection with the sale of the Notes.

The law covered by this opinion is limited to the federal law of the United States, the law of the States of California and New York, and the Delaware General Corporation Law, each as in effect on the date hereof. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction. For purposes of the opinion set forth in paragraph (i) above as to good standing of the Company and the Company Subsidiaries, we have relied exclusively on the good standing certificates issued by the Secretary of State of the State of Delaware and the Secretary of State of the State of California.

This opinion is furnished by us as counsel for the Company and may be relied upon by you only in connection with the issuance and sale of the Notes. It may not be used or relied upon by you for any other purpose or by any other person, nor may copies be delivered to any other person, without in each instance our prior written consent. This opinion is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that arise after the date of this opinion and come to our attention, or any future changes in laws.

Respectfully submitted,

Schedule I

CC1:786349.5